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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 28, 2000, relating to the financial statements of Calico Commerce, Inc., which appears in Calico Commerce Inc's Annual Report on Form 10-K for the year ended March 31, 2000.


PricewaterhouseCoopers LLP
San Jose, California
October 24, 2000